Exhibit 99.1

Erickson Air-Crane Names New Vice President of Global Sales and Marketing

— Accomplished Executive, Most Recently Led $1 Billion Business for CHC Helicopter —

— Also Previously Served in Senior Management with Evergreen Helicopters —

PORTLAND, Ore.—(BUSINESS WIRE)—Jul. 24, 2013— Erickson Air-Crane Incorporated (NASDAQ:EAC) (“Erickson” or “the Company”), a leading global provider of aviation services to a diverse mix of commercial and government customers and the vertically integrated manufacturer and operator of the powerful, heavy-lift helicopter, the Erickson S-64 Aircrane, today announced that Santiago Crespo, a highly experienced and accomplished executive, has agreed to join the Company’s leadership team as its Vice President of Global Sales and Marketing, effective July 31, 2013.

Crespo joins the Company with 20 years of international experience in global sales, marketing, finance and management. He most recently served as the Global Key Account Director for CHC Helicopter, where he was responsible for managing its Oil & Gas business with over $1 billion in annual revenues. Prior to that position, he was CHC’s Commercial Director for the Americas territory with responsibilities that included growing the Oil & Gas business in Brazil and the development of CHC’s US Government contract acquisition strategy. Importantly, Crespo is also deeply familiar with the Evergreen Helicopters’ business, having previously served, from 2006 until 2010, as its Director, South American Sales and Marketing. In this position he was responsible for a number of business development efforts including its oil and gas customers.

Udo Rieder, Chief Executive Officer of Erickson Air-Crane, Inc., commented, “Achieving our vision for the Company as a large, global, and highly diversified aviation services provider will require thoughtful leadership and insight from a world-class team of managers. Santiago’s deep understanding of the rotorcraft business, his experience in both Oil & Gas and government contracting and international operations and his prior tenure with Evergreen Helicopters provide for an extraordinary fit with our organization. We believe he will play a key role in the future of our Company and we are excited to benefit from his experience and expertise.”

The Company noted that Crespo’s career has also included positions where he was responsible for financial analysis, aviation safety standards management, contract management, and supply chain and distribution management. Crespo holds an undergraduate degree in Finance from the Catholic University of Ecuador and received his MBA from the University of Portland. He is fluent in English, Portuguese, and Spanish.

Crespo commented, “I am excited to join the team at Erickson and believe that the Company has an excellent opportunity to grow into one of the world’s leading aviation services companies. I am particularly pleased to have the benefit of several years with the Evergreen operations and to have significant work and life experience in South America, which following the pending Air Amazonia transaction, will become an even more important focus for our strategic growth plan.”

The Company recognized and thanked Gary Zamieroski, its outgoing Vice President of Sales and Marketing for his dedication to the Company and the contributions he has made to its growth and success. Gary has decided to return to his California home location and pursue other business opportunities.

About Erickson Air-Crane Incorporated

Erickson Air-Crane Incorporated is a leading global provider of aviation services to a diverse mix of commercial and government customers. The Company currently operates a diverse fleet of 85 rotary-wing and fixed wing aircraft, including a fleet of 20 heavy-lift S-64 Aircranes. This fleet supports a wide and worldwide variety of government and commercial customers, across a broad range of aerial services, including critical supply and logistics for deployed military forces, humanitarian relief, firefighting, timber harvesting, infrastructure construction, and crewing. The Company also maintains a vertical manufacturing capability for the S-64 Aircrane, related components, and other aftermarket support and maintenance, repair, and overhaul services for the Aircrane and other aircraft.

Founded in 1971, Erickson Air-Crane is headquartered in Portland, Oregon and maintains facilities and operations in North America, South America, the Middle East, Africa and Asia-Pacific. For more information, please visit www.ericksonaircrane.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are subject to substantial risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. You can identify forward-looking statements by words such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “predict,” “potential,” or the negative of these terms or other comparable terminology. These forward-looking statements are based on management’s current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include: the possibility that we do not complete the acquisition of Air Amazonia, or realize the benefits of the acquisition of Evergreen Helicopters, Inc. (“EHI”) or the Air Amazonia business on a timely basis or at all, including realizing expected Adjusted EBITDA margins; our ability to integrate these businesses successfully or in a timely and cost-efficient manner; our ability to successfully enter new markets and manage international expansion; that we do not have extensive operating history in the aerial services segments in which EHI and Air Amazonia operate nor with the types of aircraft we acquired in the EHI acquisition and those we would in the Air Amazonia acquisition; that we do not have extensive operating history in South America, the Middle East and Africa, which are where EHI and Air Amazonia provide aerial services; that we do not have any operating history providing services to the Department of Defense and related customers and projects, which are segments to which EHI provides services; that, despite our current indebtedness levels, we and our subsidiaries may still incur significant additional indebtedness; our failure to obtain any required financing on favorable terms; our safety record; the hazards associated with our helicopter operations, which involve significant risks and which may result in hazards that may not be covered by our insurance or may increase the cost of our insurance; compliance with debt obligations and our substantial indebtedness, which could adversely affect our financial condition and impair our ability to grow and operate our business; cancellations; reductions or delays in customer orders; our ability to collect on customer receivables; weather and seasonal fluctuations that impact our Aircrane and other aerial services activities; competition; reliance on a small number of large customers; the impact of short-term contracts; the availability and size of the Aircrane fleet; the ability to implement production rate changes; the impact of government spending; the impact of product liability and product warranties; the ability to attract and retain qualified personnel; the impact of environmental and other regulations, including FAA regulations and similar international regulations; our ability to accurately forecast financial guidance; our ability convert backlog into revenues and appropriately plan expenses; worldwide economic conditions (including conditions in Greece and Italy); our reliance on a small number of manufacturers; the necessity to provide components or services to owners and operators of aircraft; our ability to effectively manage our growth; our ability to keep pace with changes in technology; our ability to adequately protect our intellectual property; our ability to successfully enter new markets and manage international expansion; our ability to expand and diversify our customer base; our ability to expand and market manufacturing and maintenance, repair and overhaul services; the potential unionization of our employees; the fluctuation in the price of fuel; our ability to access public or private debt markets; the impact of equipment failures or other events impacting the operation of our factories; and our ability to successfully manage any future acquisitions; as well as other risks and uncertainties more fully described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10Q, as well as the other reports we file with the SEC.

You should not place undue reliance on any forward-looking statements. Erickson Air-Crane assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable laws.

Source: Erickson Air-Crane Incorporated

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Media:

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